STATEMENT OF ADDITIONAL INFORMATION



              DECEMBER 15, 2003, AS SUPPLEMENTED FEBRUARY 12, 2004



                INDIVIDUAL AND GROUP DEFERRED FIXED AND VARIABLE
                                ANNUITY CONTRACTS
                     ISSUED BY THE JNLNY SEPARATE ACCOUNT II
             OF JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK



This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated May 1, 2003. The Prospectus may be obtained from Jackson National Life Insurance Company of New York by writing P.O. Box 378004, Denver, Colorado 80237, or calling 1-800-599-5651.



                                TABLE OF CONTENTS
                                                                    PAGE

General Information and History....................................... 2
Services.............................................................. 2
Purchase of Securities Being Offered.................................. 2
Underwriters.......................................................... 2
Calculation of Performance............................................ 2
Additional Tax Information............................................ 7
Annuity Provisions................................................... 19
Financial Statements ................................................ 20

GENERAL INFORMATION AND HISTORY

JNLNY Separate Account II (Separate Account) is a separate investment account of Jackson National Life Insurance Company of New York (Jackson National NY). In September 1997, the company changed its name from First Jackson National Life Insurance Company to its present name. Jackson National NY is a wholly-owned subsidiary of Jackson National Life Insurance Company and is ultimately a wholly-owned subsidiary of Prudential plc, London, England, a publicly traded insurance company in the United Kingdom.

SERVICES

Jackson National NY keeps the assets of the Separate Account. Jackson National NY holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Fund bought and sold by the Separate Account.

KPMG LLP, 303 E. Wacker Drive, Chicago, IL 60601 serves as independent accountants for the Separate Account.

Jorden Burt LLP has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts described in the Prospectus.

PURCHASE OF SECURITIES BEING OFFERED

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).

UNDERWRITERS

The Contracts are offered continuously and are distributed by Jackson National Life Distributors, Inc. (JNLD), 8055 East Tufts Avenue, Denver, Colorado 80237. JNLD is a subsidiary of Jackson National Life Insurance Company.

The aggregate amount of underwriting commissions paid to broker/dealers were: $0 in 2000, $66,364 in 2001, and $224,715 in 2002. JNLD did not retain any portion of the commissions.

CALCULATION OF PERFORMANCE

When Jackson National NY advertises performance for an Investment Division (except the PPM America/JNL Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Fund. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the Contract maintenance charge. No deduction is made for premium taxes which may be assessed by certain states.

The standardized average annual total returns for each Investment Division (except PPM America/JNL Money Market Division) for the period ended December 31, 2002 are as follows (more recent returns may be more or less than the stated returns due to market volatility):


                                                                                           DATE OF INITIAL
                                                                                            INVESTMENT IN
                                                                                            CORRESPONDING
                                                                                             DIVISION TO
                                                                          ONE YEAR           DECEMBER 31,
                                                                           PERIOD                2002

JNL/AIM Large Cap Growth Division(3)                                          N/A                 N/A
JNL/AIM Premier Equity II Division(3)                                         N/A                 N/A
JNL/AIM Small Cap Growth Division(3)                                          N/A                 N/A
JNL/Alliance Capital Growth Division(1)                                   -32.06%             -29.80%
JNL/JPMorgan International Value Division(1)                              -27.91%             -26.30%
JNL/Janus Aggressive Growth Division(1)                                   -30.82%             -35.54%
JNL/Janus Growth & Income Division(1)                                     -22.93%             -20.50%
JNL/Lazard Mid Cap Value Division(1)                                      -15.37%               0.23%
JNL/Lazard Small Cap Value Division(1)                                    -18.43%              -1.17%
JNL/Oppenheimer Global Growth Division(2)                                 -23.43%             -19.03%
JNL/Oppenheimer Growth Division(2)                                        -26.40%             -20.21%
JNL/PIMCO Total Return Bond Division(1)                                     7.09%               8.31%
JNL/Putnam Equity Division(1)                                             -25.25%             -30.13%
JNL/Putnam International Equity Division(1)                               -21.82%             -22.85%
JNL/Putnam MidCap Growth Division(1)                                      -30.38%             -23.38%
JNL/Putnam Value Equity Division(1)                                       -21.32%             -11.98%
JNL/Salomon Brothers Balanced Division(1)                                  -8.84%              -3.98%
JNL/Salomon Brothers Global Bond Division(1)                                  N/A                 N/A
JNL/Salomon Brothers High Yield Bond Division(1)                              N/A                 N/A
JNL/T. Rowe Price Mid-Cap Growth Division(1)                              -23.11%             -14.94%
JNL/S&P Conservative Growth Division II(1)                                -15.53%             -14.62%
JNL/S&P Moderate Growth Division II(1)                                    -16.77%             -16.70%
JNL/S&P Aggressive Growth Division II(1)                                  -22.60%             -21.49%
JNL/S&P Very Aggressive Growth Division II(1)                                 N/A                 N/A
JNL/S&P Equity Growth Division II(1)                                      -27.28%             -24.95%
JNL/S&P Equity Aggressive Growth Division II(1)                               N/A                 N/A
JNL/Mellon Capital Management Communications Sector Fund(4)                   N/A                 N/A
JNL/Mellon Capital Management Consumer Brands Sector Fund(4)                  N/A                 N/A
JNL/Mellon Capital Management Energy Sector Fund(4)                           N/A                 N/A
JNL/Mellon Capital Management Financial Sector Fund(4)                        N/A                 N/A
JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund(4)        N/A                 N/A
JNL/Mellon Capital Management Technology Sector Fund(4)                       N/A                 N/A


1 Commenced operations on September 1, 2000.
2 Commenced operations on May 1, 2001.
3 Commenced operations on October 29, 2001.
4 Commenced operations on December 15, 2003.

Jackson National NY may also advertise non-standardized total return on an annualized and cumulative basis. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Contract.

The non-standardized total returns that each Investment Division (except the PPM America/JNL Money Market Division) would have achieved if it had been invested in the corresponding Fund for the periods indicated, calculated in a manner similar to standardized average annual total return but assuming a hypothetical initial investment of $10,000 and without deducting the Contract maintenance charge, are as follows (more recent returns may be more or less than the stated returns due to market volatility):


                                                                                                                 DATE OF INITIAL
                                                                                                                   OFFERING OF
                                                                     ONE YEAR PERIOD       FIVE YEAR PERIOD    CORRESPONDING FUND
                                                                          ENDED                 ENDED                  TO
                                                                       DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                                                                           2002                  2002                 2002

JNL/AIM Large Cap Growth Division(3)                                            N/A                   N/A                   N/A
JNL/AIM Premier Equity II Division(3)                                           N/A                   N/A                   N/A
JNL/AIM Small Cap Growth Division(3)                                            N/A                   N/A                   N/A
JNL/Alliance Capital Growth Division(1)                                     -32.06%                   N/A               -29.87%
JNL/JPMorgan International Value Division(1)                                -27.69%                   N/A               -26.36%
JNL/Janus Aggressive Growth Division(1)                                     -30.80%                   N/A               -35.61%
JNL/Janus Growth & Income Division(1)                                       -22.90%                   N/A               -20.53%
JNL/Oppenheimer Global Growth Division(2)                                   -23.43%                   N/A               -19.08%
JNL/Oppenheimer Growth Division(2)                                          -26.40%                   N/A               -20.26%
JNL/PIMCO Total Return Bond Division(1)                                       7.22%                   N/A                 8.39%
JNL/Putnam Equity Division(1)                                               -25.23%                   N/A               -30.18%
JNL/Putnam International Equity Division(1)                                 -21.76%                   N/A               -22.87%
JNL/Putnam MidCap Growth Division(1)                                        -30.38%                   N/A               -23.44%
JNL/Putnam Value Equity Division(1)                                         -21.06%                   N/A               -11.87%
JNL/S&P Conservative Growth Division II(1)                                  -14.04%                   N/A               -13.87%
JNL/S&P Moderate Growth Division II(1)                                      -16.77%                   N/A               -16.74%
JNL/S&P Aggressive Growth Division II(1)                                    -23.20%                   N/A               -21.51%
JNL/S&P Very Aggressive Growth Division II(1)                                   N/A                   N/A                   N/A
JNL/S&P Equity Growth Division II(1)                                        -27.18%                   N/A               -24.95%
JNL/S&P Equity Aggressive Growth Division II(1)                                 N/A                   N/A                   N/A
JNL/Lazard Mid Cap Value Division(1)                                        -15.36%                   N/A                 0.24%
JNL/Lazard Small Cap Value Division(1)                                      -23.54%                   N/A                -1.16%
JNL/Salomon Brothers Balanced Division(1)                                    -8.66%                   N/A                -3.90%
JNL/Salomon Brothers Global Bond Division(1)                                    N/A                   N/A                   N/A
JNL/Salomon Brothers High Yield Bond Division(1)                                N/A                   N/A                   N/A
JNL/T. Rowe Price Mid-Cap Growth Division(1)                                -23.09%                   N/A               -14.97%
JNL/Mellon Capital Management Communications Sector Fund(4)                     N/A                   N/A                   N/A
JNL/Mellon Capital Management Consumer Brands Sector Fund(4)                    N/A                   N/A                   N/A
JNL/Mellon Capital Management Energy Sector Fund(4)                             N/A                   N/A                   N/A
JNL/Mellon Capital Management Financial Sector Fund(4)                          N/A                   N/A                   N/A
JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund(4)          N/A                   N/A                   N/A
JNL/Mellon Capital Management Technology Sector Fund(4)                         N/A                   N/A                   N/A


1 Commenced operations on September 1, 2000.
2 Commenced operations on May 1, 2001.
3 Commenced operations on October 29, 2001.
4 Commenced operations on December 15, 2003.

Prior to May 1, 2000, the JNL/Janus Growth & Income Division was the Goldman Sachs/JNL Growth & Income Division, and the corresponding Fund was sub-advised by Goldman Sachs Asset Management.

Prior to May 1, 1997, the corresponding Fund of the JNL/Putnam Equity Division was sub-advised by Phoenix Investment Counsel, Inc., and the corresponding Fund of the JNL/Putnam Value Equity Division was sub-advised by PPM America, Inc.

Prior to May 1, 2000, the JNL/Putnam International Equity Division was the JNL/T. Rowe Price International Equity Investment Division, and the corresponding Fund was sub-advised by Rowe Price-Fleming International, Inc.


On December 15, 2003, Curian Capital LLC ("Curian") replaced First Trust Advisors L.P. as the sub-adviser to the JNL/Curian Communications Sector Division, JNL/Curian Consumer Brands Sector, JNL/Curian Energy Sector Division, JNL/Curian Finanicial Sector, JNL/Curian Pharmaceutical/Healthcare Sector Division and JNL/Curian Technology Sector Division. On February 18, 2004, Mellon Capital Management Corporation replaced Curian as the sub-adviser to this Fund. Returns shown for the periods prior to February 18, 2004, reflect the results achieved by the prior sub-advisers.


Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding Fund has been in existence for longer than the Investment Division, the non-standardized total return quotations will show the investment performance the Investment Division would have achieved (reduced by the applicable charges) had it been invested in the Fund for the period quoted.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson National NY may advertise the current annualized yield for a 30-day period for an Investment Division. The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                                    [OBJECT OMITTED]

Where:

a  =  net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b  =  expenses for the Investment Division accrued for the period
      (net of reimbursements).
c  =  the average daily number of accumulation units outstanding during the period.
d = the maximum offering price per accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

The yield for the 30-day period ended December 31, 2002, for each of the referenced Investment Divisions is as follows:

JNL/PIMCO Total Return Bond Division                             1.51%
JNL/Salomon Brothers Balanced Division                           0.20%
JNL/Salomon Brothers Global Bond Division                        4.38%
JNL/Salomon Brothers High Yield Bond Division                    8.03%

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the PPM America/JNL Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period. The PPM America/JNL Money Market Division's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The PPM America/JNL Money Market Division's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division. The PPM America/JNL Money Market Division's yield and effective yield for the seven-day period ended December 31, 2002 were -0.79% and -0.79%, respectively.

The PPM America/JNL Money Market Division's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Contract owner's investment in the PPM America/JNL Money Market Division nor that Division's investment in the PPM America/JNL Money Market Fund is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

ADDITIONAL TAX INFORMATION

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON NATIONAL NY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract). For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

The taxable portion is taxed at ordinary income tax rates. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Jackson National NY is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Jackson National NY and its operations form a part of Jackson National NY.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires Jackson National NY (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts. The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual funds underlying variable Contracts. These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual fund is represented by any four investments.

Jackson National NY intends that each Fund of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time. The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson National regarding the availability of a particular Allocation Option and other than the Contract owner's right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson National or an advisor in its sole and absolute discretion. The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided only twelve investment options with the insurance company having the ability to add an additional eight options whereas the Contract offers 49 Investment Divisions and 7 Fixed Accounts although a Contract owner can select no more than 18 Allocation Options at any one time. The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.


Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson National does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Jackson National reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple annuity Contracts which are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts. For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity Contract may be exchanged in a tax-free transaction for another annuity Contract. Historically, it was presumed that only the exchange of an entire Contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity Contract into another annuity Contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity Contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may have tax consequences. Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual's gross income. In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable. If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS APPROVAL

The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

TAX-QUALIFIED PLANS

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans. Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan.

TAX TREATMENT OF WITHDRAWALS

NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity Contracts. It provides that if the contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

TAX-QUALIFIED CONTRACTS

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a tax-qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) upon separation from service after attainment of age 55, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts, (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs. If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract. The IRS has announced that it is reconsidering this rule and that during its reconsideration, the rule is not effective. The IRS has further announced that if this rule, or a similar rule is adopted after its reconsideration, such rule will not come into effect before January 2004.

TYPES OF TAX-QUALIFIED PLANS

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans. Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson National NY's administrative procedures. Jackson National NY is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson National NY specifically consents to be bound. Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan. Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts. (See "Tax Treatment of Withdrawals - Tax-Qualified Contracts" above.)

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Jackson National NY in connection with certain Tax-Qualified Plans will utilize tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

         (a) Tax-Sheltered Annuities

         Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b) Individual Retirement Annuities

         Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity"). Under applicable limitations, certain amounts may be contributed to an IRA annuity which will be deductible from the individual's gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (c) Roth IRA Annuities

         Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Purchase payments for Roth IRA annuities are limited to a maximum of $2,000 per year and are not deductible from taxable income. The Economic Growth & Tax Relief Reconciliation Act of 2001 (the "Act") increases the maximum annual dollar limitation limit for IRA contributions (including Roth IRA contributions) from $2,000 to $3,000 for calendar years 2002 through 2004; $4,000 for calendar years 2005 through 2007; and $5,000 for 2008. After 2008, the limit will be adjusted annually for inflation in $500 increments. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $500 for 2002 through 2005, and $1,000 for 2006 and later.

         Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation (increased as discussed above) continues to apply to all of a taxpayer's IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

         Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

         Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

         (d) Pension and Profit-Sharing Plans

         The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (e) Eligible Deferred Compensation Plans -- Section 457

         Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $8,500 or 33 1/3% of the participant's includible compensation. The Act increases the dollar limit on deferrals to conform to the elective deferral limitation. The Act also increases the elective deferral limitation to $11,000 for 2002 and in $1,000 annual increments thereafter until it reaches $15,000 in 2006. The limit is indexed for inflation after that in $500 increments. The Act also increases the 33 1/3% of compensation limitation on deferrals to 100% of compensation. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000 for 2002 and by additional $1,000 increments through 2006, when the catch-up contribution will by $5,000. Catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

         In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

         All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity Contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

         In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

               o    attains age 70 1/2,

               o    severs employment,

               o    dies, or

               o suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457. Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

ANNUITY PROVISIONS

VARIABLE ANNUITY PAYMENT

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment. That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment. The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

ANNUITY UNIT VALUE.

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established. The value may increase or decrease from one business day to the next. The income option tables contained in the Contract are based on a 4.5% per annum assumed investment rate.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 4.5% per annum.

                            JNLNY Separate Account II




                       [GRAPHIC OMITTED][GRAPHIC OMITTED]








                              Financial Statements

                                December 31, 2002

JNLNY SEPARATE ACCOUNT II
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002


                                                 AIM/JNL          Alliance          Janus/JNL       Janus/JNL        JPMorgan/JNL
                                                Small Cap        Capital/JNL       Aggressive     Growth & Income    International
                                             Growth Portfolio  Growth Portfolio  Growth Portfolio    Portfolio      Value Portfolio
                                             ----------------  ----------------  ---------------- --------------- ------------------
ASSETS
Investments, at value (a)                                $ -               $ -           $ 7,171        $ 17,105            $ 2,884
Receivables:
   Investment securities sold                              -                 -                 -               1                  -
   Sub-account units sold                                  -                 -                 -               -                  -
                                             ----------------  ----------------  ---------------- --------------- ------------------
TOTAL ASSETS                                               -                 -             7,171          17,106              2,884
                                             ----------------  ----------------  ---------------- --------------- ------------------

LIABILITIES
Payables:
   Investment securities purchased                         -                 -                 -               -                  -
   Sub-account units redeemed                              -                 -                 -               -                  -
   Insurance fees due to Jackson National
      Life of New York                                     -                 -                 -               1                  -
                                             ----------------  ----------------  ---------------- --------------- ------------------
TOTAL LIABILITIES                                          -                 -                 -               1                  -
                                             ----------------  ----------------  ---------------- --------------- ------------------
NET ASSETS                                               $ -               $ -           $ 7,171        $ 17,105            $ 2,884
                                             ================  ================  ================ =============== ==================

UNITS OUTSTANDING                                          -                 -             1,630           2,647                400

UNIT VALUE                                            $ 7.56            $ 5.34            $ 4.40          $ 6.46             $ 7.21

------------------------------------------------------------------------------------------------------------------------------------

(a)  Investment shares                                     -                 -               550           3,006                519
     Investments at cost                                 $ -               $ -           $ 8,849        $ 24,636            $ 4,024



                                                Lazard/JNL     Lazard/JNL     Oppenheimer/JNL       PIMCO/JNL      PPM America/
                                                 Mid Cap       Small Cap       Global Growth      Total Return       JNL Money
                                             Value Portfolio Value Portfolio     Portfolio       Bond Portfolio   Market Portfolio
                                             --------------- --------------  ------------------  ---------------- ----------------
ASSETS
Investments, at value (a)                           $ 5,989        $ 8,659               $ 791          $ 69,562        $ 292,009
Receivables:
   Investment securities sold                             -              -                   -                 3               12
   Sub-account units sold                                 -              -                   -                 -                -
                                             --------------- --------------  ------------------  ---------------- ----------------
TOTAL ASSETS                                          5,989          8,659                 791            69,565          292,021
                                             --------------- --------------  ------------------  ---------------- ----------------

LIABILITIES
Payables:
   Investment securities purchased                        -              -                   -                 -                -
   Sub-account units redeemed                             -              -                   -                 -                -
   Insurance fees due to Jackson National
      Life of New York                                    -              -                   -                 3               12
                                             --------------- --------------  ------------------  ---------------- ----------------
TOTAL LIABILITIES                                         -              -                   -                 3               12
                                             --------------- --------------  ------------------  ---------------- ----------------
NET ASSETS                                          $ 5,989        $ 8,659               $ 791          $ 69,562        $ 292,009
                                             =============== ==============  ==================  ================ ================

UNITS OUTSTANDING                                       607          1,132                 101             6,171           28,906

UNIT VALUE                                           $ 9.87         $ 7.65              $ 7.85           $ 11.27          $ 10.10

----------------------------------------------------------------------------------------------------------------------------------

(a)  Investment shares                                  585            921                 110             5,997          292,009
     Investments at cost                            $ 6,616       $ 10,452               $ 891          $ 65,865        $ 292,009


                     See notes to the financial statements.

JNLNY SEPARATE ACCOUNT II
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002


                                                              Putnam/JNL       Putnam/JNL         Putnam/JNL         S&P/JNL
                                              Putnam/JNL     International       Midcap          Value Equity       Aggressive
                                           Equity Portfolio Equity Portfolio Growth Portfolio     Portfolio      Growth Portfolio II
                                           ---------------- ---------------- ----------------  ----------------- -----------------
ASSETS
Investments, at value (a)                         $ 11,338         $ 29,661          $ 3,582          $ 134,392          $ 30,144
Receivables:
   Investment securities sold                            -                1                -                  6                 1
   Sub-account units sold                                -                -                -                  -                 -
                                           ---------------- ---------------- ----------------  ----------------- -----------------
TOTAL ASSETS                                        11,338           29,662            3,582            134,398            30,145
                                           ---------------- ---------------- ----------------  ----------------- -----------------

LIABILITIES
Payables:
   Investment securities purchased                       -                -                -                  -
   Sub-account units redeemed                            -                -                -                  -                 -
   Insurance fees due to Jackson National
      Life of New York                                   -                1                -                  6                 1
                                           ---------------- ---------------- ----------------  ----------------- -----------------
TOTAL LIABILITIES                                        -                1                -                  6                 1
                                           ---------------- ---------------- ----------------  ----------------- -----------------
NET ASSETS                                        $ 11,338         $ 29,661          $ 3,582          $ 134,392          $ 30,144
                                           ================ ================ ================  ================= =================

UNITS OUTSTANDING                                    2,114            4,714              698             17,886             3,925

UNIT VALUE                                          $ 5.36           $ 6.29           $ 5.13             $ 7.51            $ 7.68

-----------------------------------------------------------------------------------------------------------------------------------

(a)  Investment shares                                 869            3,908              701             10,290             4,331
     Investments at cost                          $ 18,315         $ 37,667          $ 6,772          $ 178,674          $ 33,661



                                                                                                       Salomon
                                               S&P/JNL                                S&P/JNL         Brothers/     T. Rowe Price/
                                            Conservative       S&P/JNL Equity     Moderate Growth   JNL Balanced      JNL Mid-Cap
                                          Growth Portfolio II Growth Portfolio II   Portfolio II      Portfolio     Growth Portfolio
                                          ------------------  -----------------   ---------------- ---------------- ----------------
ASSETS
Investments, at value (a)                         $ 753,492           $ 51,037                $ -         $ 91,542          $ 7,849
Receivables:
   Investment securities sold                            31                  2                  -                4                1
   Sub-account units sold                                 -                  -                  -                -                -
                                          ------------------  -----------------   ---------------- ---------------- ----------------
TOTAL ASSETS                                        753,523             51,039                  -           91,546            7,850
                                          ------------------  -----------------   ---------------- ---------------- ----------------

LIABILITIES
Payables:
   Investment securities purchased                        -                  -                  -                -                -
   Sub-account units redeemed                             -                  -                  -                -                -
   Insurance fees due to Jackson National
      Life of New York                                   31                  2                  -                4                1
                                          ------------------  -----------------   ---------------- ---------------- ----------------
TOTAL LIABILITIES                                        31                  2                  -                4                1
                                          ------------------  -----------------   ---------------- ---------------- ----------------
NET ASSETS                                        $ 753,492           $ 51,037                $ -         $ 91,542          $ 7,849
                                          ==================  =================   ================ ================ ================

UNITS OUTSTANDING                                   100,759              7,013                  -            9,980            1,020

UNIT VALUE                                           $ 7.48             $ 7.28             $ 7.65           $ 9.17           $ 7.69

------------------------------------------------------------------------------------------------------------------------------------

(a)  Investment shares                               95,864              7,698                  -            9,586              435
     Investments at cost                          $ 958,245           $ 78,113                $ -        $ 100,567          $ 9,795


                     See notes to the financial statements.

JNLNY SEPARATE ACCOUNT II
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002


                                               AIM/JNL             Alliance         Janus/JNL       Janus/JNL       JPMorgan/JNL
                                              Small Cap          Capital/JNL      Aggressive     Growth & Income    International
                                          Growth Portfolio (c)Growth Portfolio  Growth Portfolio   Portfolio     Value Portfolio (b)
                                          ------------------  ----------------- ----------------  -------------- ------------------
INVESTMENT INCOME
   Dividends                                            $ -                $ -              $ -             $ 1               $ 65
                                          ------------------  ----------------- ----------------  -------------- ------------------

EXPENSES
   Insurance charges                                    141                342              819           1,234                 34
                                          ------------------  ----------------- ----------------  -------------- ------------------
TOTAL EXPENSES                                          141                342              819           1,234                 34
                                          ------------------  ----------------- ----------------  -------------- ------------------
                                          ------------------  ----------------- ----------------  -------------- ------------------
NET INVESTMENT INCOME (LOSS)                           (141)              (342)            (819)         (1,233)                31
                                          ------------------  ----------------- ----------------  -------------- ------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                -                  -                -               -                  -
   Investments                                       (4,842)             3,717            2,780         (40,874)                (7)
Net change in unrealized appreciation
   (depreciation) on investments                          -                991           (1,761)          8,883             (1,140)
                                          ------------------  ----------------- ----------------  -------------- ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)              (4,842)             4,708            1,019         (31,991)            (1,147)
                                          ------------------  ----------------- ----------------  -------------- ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 $ (4,983)           $ 4,366            $ 200       $ (33,224)          $ (1,116)
------------------------------------------==================  ================= ================  ============== ==================



                                             Lazard/JNL         Lazard/JNL      Oppenheimer/JNL      PIMCO/JNL       PPM America/
                                               Mid Cap           Small Cap       Global Growth      Total Return       JNL Money
                                           Value Portfolio    Value Portfolio (a)  Portfolio       Bond Portfolio   Market Portfolio
                                          ------------------  ----------------  ----------------  -----------------  --------------
INVESTMENT INCOME
   Dividends                                           $ 19               $ -               $ -               $ 12        $ 13,342
                                          ------------------  ----------------  ----------------  -----------------  --------------

EXPENSES
   Insurance charges                                     98               203               950                766          18,510
                                          ------------------  ----------------  ----------------  -----------------  --------------
TOTAL EXPENSES                                           98               203               950                766          18,510
                                          ------------------  ----------------  ----------------  -----------------  --------------
                                          ------------------  ----------------  ----------------  -----------------  --------------
NET INVESTMENT INCOME (LOSS)                            (79)             (203)             (950)              (754)         (5,168)
                                          ------------------  ----------------  ----------------  -----------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies               13                34                 -                  5               -
   Investments                                           (1)           (2,905)           22,474                452               -
Net change in unrealized appreciation
   (depreciation) on investments                     (1,019)           (1,793)             (100)             4,606               -
                                          ------------------  ----------------  ----------------  -----------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)              (1,007)           (4,664)           22,374              5,063               -
                                          ------------------  ----------------  ----------------  -----------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 $ (1,086)         $ (4,867)         $ 21,424            $ 4,309        $ (5,168)
------------------------------------------==================  ================  ================  =================  ==============


(a)  Commencement of operations April 1, 2002.
(b)  Commencement of operations April 22, 2002.
(c)  Commencement of operations May 8, 2002.

                     See notes to the financial statements.

JNLNY SEPARATE ACCOUNT II
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002


                                                                                                                  S&P/JNL
                                                              Putnam/JNL        Putnam/JNL       Putnam/JNL     Aggressive
                                             Putnam/JNL      International        Midcap        Value Equity      Growth
                                          Equity Portfolio  Equity Portfolio Growth Portfolio    Portfolio     Portfolio II (a)
                                          ----------------  ---------------- ---------------- --------------- -----------------
INVESTMENT INCOME
   Dividends                                          $ -             $ 314              $ -         $ 1,642             $ 463
                                          ----------------  ---------------- ---------------- --------------- -----------------

EXPENSES
   Insurance charges                                  590               804               63           2,310               241
                                          ----------------  ---------------- ---------------- --------------- -----------------
TOTAL EXPENSES                                        590               804               63           2,310               241
                                          ----------------  ---------------- ---------------- --------------- -----------------
                                          ----------------  ---------------- ---------------- --------------- -----------------
NET INVESTMENT INCOME (LOSS)                         (590)             (490)             (63)           (668)              222
                                          ----------------  ---------------- ---------------- --------------- -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies              -                 -                -               -                 -
   Investments                                    (25,691)            9,261              (44)         (3,784)             (918)
Net change in unrealized appreciation
   (depreciation) on investments                   11,190             1,268           (1,458)        (33,574)           (3,517)
                                          ----------------  ---------------- ---------------- --------------- -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)           (14,501)           10,529           (1,502)        (37,358)           (4,435)
                                          ----------------  ---------------- ---------------- --------------- -----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $ (15,091)         $ 10,039         $ (1,565)      $ (38,026)         $ (4,213)
------------------------------------------================  ================ ================ =============== =================



                                                                                                         Salomon
                                               S&P/JNL             S&P/JNL            S&P/JNL           Brothers/     T. Rowe Price/
                                             Conservative          Equity             Moderate        JNL Balanced     JNL Mid-Cap
                                          Growth Portfolio II Growth Portfolio II Growth Portfolio II   Portfolio   Growth Portfolio
                                          ------------------- ------------------  ------------------- -------------  ---------------
INVESTMENT INCOME
   Dividends                                        $ 16,537              $ 123                  $ -           $ -              $ -
                                          ------------------- ------------------  ------------------- -------------  ---------------

EXPENSES
   Insurance charges                                  12,971                904                  635         1,649              170
                                          ------------------- ------------------  ------------------- -------------  ---------------
TOTAL EXPENSES                                        12,971                904                  635         1,649              170
                                          ------------------- ------------------  ------------------- -------------  ---------------
                                          ------------------- ------------------  ------------------- -------------  ---------------
NET INVESTMENT INCOME (LOSS)                           3,566               (781)                (635)       (1,649)            (170)
                                          ------------------- ------------------  ------------------- -------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                 -              1,844                    -             -                -
   Investments                                       (26,923)            (1,417)             (19,555)       (2,255)          (8,348)
Net change in unrealized appreciation
   (depreciation) on investments                    (113,343)           (19,043)               8,056        (6,134)          (2,087)
                                          ------------------- ------------------  ------------------- -------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)             (140,266)           (18,616)             (11,499)       (8,389)         (10,435)
                                          ------------------- ------------------  ------------------- -------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                $ (136,700)         $ (19,397)           $ (12,134)    $ (10,038)       $ (10,605)
------------------------------------------=================== ==================  =================== =============  ===============

(a)  Commencement of operations January 7, 2002.

                     See notes to the financial statements.

JNLNY SEPARATE ACCOUNT II
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2002


                                                 AIM/JNL            Alliance         Janus/JNL       Janus/JNL      JPMorgan/JNL
                                                Small Cap         Capital/JNL       Aggressive    Growth & Income  International
                                           Growth Portfolio (c) Growth Portfolio Growth Portfolio    Portfolio    Value Portfolio(b)
                                           -------------------- ---------------- ---------------- --------------- ---------------
OPERATIONS
   Net investment income (loss)                         $ (141)          $ (342)          $ (819)       $ (1,233)           $ 31
   Net realized gain (loss) on investments              (4,842)           3,717            2,780         (40,874)             (7)
   Net change in unrealized appreciation
      (depreciation) on investments                          -              991           (1,761)          8,883          (1,140)
                                           -------------------- ---------------- ---------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      (4,983)           4,366              200         (33,224)         (1,116)
                                           -------------------- ---------------- ---------------- --------------- ---------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                           -                -            4,000           9,180           4,000
   Value of units redeemed                                   -                -                -          (2,955)              -
   Transfers between portfolios                          4,983           (9,135)          (6,716)        (65,505)              -
   Policyholder charges                                      -                -              (66)            (10)              -
                                           -------------------- ---------------- ---------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                 4,983           (9,135)          (2,782)        (59,290)          4,000
                                           -------------------- ---------------- ---------------- --------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS                        -           (4,769)          (2,582)        (92,514)          2,884

NET ASSETS BEGINNING OF PERIOD                               -            4,769            9,753         109,619               -
                                           -------------------- ---------------- ---------------- --------------- ---------------

NET ASSETS END OF PERIOD                                   $ -              $ -          $ 7,171        $ 17,105         $ 2,884
-------------------------------------------==================== ================ ================ =============== ===============



                                              Lazard/JNL       Lazard/JNL       Oppenheimer/JNL    PIMCO/JNL      PPM America/
                                               Mid Cap         Small Cap         Global Growth    Total Return     JNL Money
                                           Value Portfolio  Value Portfolio (a)    Portfolio     Bond Portfolio Market Portfolio
                                           ---------------  ------------------  ---------------- -------------- ----------------
OPERATIONS
   Net investment income (loss)                     $ (79)             $ (203)           $ (950)        $ (754)        $ (5,168)
   Net realized gain (loss) on investments             12              (2,871)           22,474            457                -
   Net change in unrealized appreciation
      (depreciation) on investments                (1,019)             (1,793)             (100)         4,606                -
                                           ---------------  ------------------  ---------------- -------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 (1,086)             (4,867)           21,424          4,309           (5,168)
                                           ---------------  ------------------  ---------------- -------------- ----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                      -              10,001             2,119          3,180        5,612,000
   Value of units redeemed                              -                   -            (1,995)       (24,475)      (6,260,502)
   Transfers between portfolios                         -               3,525           (20,667)        31,249           35,265
   Policyholder charges                                (5)                  -               (90)           (38)            (165)
                                           ---------------  ------------------  ---------------- -------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                               (5)             13,526           (20,633)         9,916         (613,402)
                                           ---------------  ------------------  ---------------- -------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS              (1,091)              8,659               791         14,225         (618,570)

NET ASSETS BEGINNING OF PERIOD                      7,080                   -                 -         55,337          910,579
                                           ---------------  ------------------  ---------------- -------------- ----------------

NET ASSETS END OF PERIOD                          $ 5,989             $ 8,659             $ 791       $ 69,562        $ 292,009
-------------------------------------------===============  ==================  ================ ============== ================

(a)  Commencement of operations April 1, 2002.
(b)  Commencement of operations April 22, 2002.
(c)  Commencement of operations May 8, 2002.

                     See notes to the financial statements.

JNLNY SEPARATE ACCOUNT II
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2002

                                                                                                                      S&P/JNL
                                                                Putnam/JNL        Putnam/JNL      Putnam/JNL          Aggressive
                                              Putnam/JNL      International         Midcap       Value Equity           Growth
                                           Equity Portfolio  Equity Portfolio  Growth Portfolio    Portfolio       Portfolio II (a)
                                           ---------------- ----------------- -----------------  ---------------  -----------------
OPERATIONS
   Net investment income (loss)                     $ (590)           $ (490)            $ (63)          $ (668)             $ 222
   Net realized gain (loss) on investments         (25,691)            9,261               (44)          (3,784)              (918)
   Net change in unrealized appreciation
      (depreciation) on investments                 11,190             1,268            (1,458)         (33,574)            (3,517)
                                           ---------------- ----------------- -----------------  ---------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 (15,091)           10,039            (1,565)         (38,026)            (4,213)
                                           ---------------- ----------------- -----------------  ---------------  -----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                   4,000                 -                 -            7,180              5,534
   Value of units redeemed                               -                 -                 -          (20,254)              (489)
   Transfers between portfolios                    (45,822)          (18,293)                -           19,462             29,312
   Policyholder charges                                (10)               (9)               (6)             (39)                 -
                                           ---------------- ----------------- -----------------  ---------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           (41,832)          (18,302)               (6)           6,349             34,357
                                           ---------------- ----------------- -----------------  ---------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS              (56,923)           (8,263)           (1,571)         (31,677)            30,144

NET ASSETS BEGINNING OF PERIOD                      68,261            37,924             5,153          166,069                  -
                                           ---------------- ----------------- -----------------  ---------------  -----------------

NET ASSETS END OF PERIOD                          $ 11,338          $ 29,661           $ 3,582        $ 134,392           $ 30,144
-------------------------------------------================ ================= =================  ===============  =================



                                                                                                         Salomon
                                                S&P/JNL                                 S&P/JNL         Brothers/    T. Rowe Price/
                                             Conservative       S&P/JNL Equity          Moderate       JNL Balanced    JNL Mid-Cap
                                          Growth Portfolio II  Growth Portfolio II Growth Portfolio II  Portfolio   Growth Portfolio
                                          -------------------- ------------------  ------------------- ------------ ---------------
OPERATIONS
   Net investment income (loss)                       $ 3,566             $ (781)              $ (635)    $ (1,649)         $ (170)
   Net realized gain (loss) on investments            (26,923)               427              (19,555)      (2,255)         (8,348)
   Net change in unrealized appreciation
      (depreciation) on investments                  (113,343)           (19,043)               8,056       (6,134)         (2,087)
                                          -------------------- ------------------  ------------------- ------------ ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   (136,700)           (19,397)             (12,134)     (10,038)        (10,605)
                                          -------------------- ------------------  ------------------- ------------ ---------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                      7,539              3,179               16,603       10,180           3,180
   Value of units redeemed                            (60,870)            (5,705)             (59,843)     (41,329)         (2,989)
   Transfers between portfolios                       (46,551)                 -              (21,280)        (687)          9,161
   Policyholder charges                                     -                (60)                   -          (52)             (5)
                                          -------------------- ------------------  ------------------- ------------ ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                              (99,882)            (2,586)             (64,520)     (31,888)          9,347
                                          -------------------- ------------------  ------------------- ------------ ---------------

NET INCREASE (DECREASE) IN NET ASSETS                (236,582)           (21,983)             (76,654)     (41,926)         (1,258)

NET ASSETS BEGINNING OF PERIOD                        990,074             73,020               76,654      133,468           9,107
                                          -------------------- ------------------  ------------------- ------------ ---------------

NET ASSETS END OF PERIOD                            $ 753,492           $ 51,037                  $ -     $ 91,542         $ 7,849
------------------------------------------==================== ==================  =================== ============ ===============

(a)  Commencement of operations January 7, 2002.

See notes to the financial statements.

JNLNY SEPARATE ACCOUNT II
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001


                                                                     Janus/JNL          Janus/JNL      Lazard/JNL   Oppenheimer/JNL
                                             Alliance Capital/JNL    Aggressive     Growth & Income    Mid Cap       Global Growth
                                               Growth Portfolio   Growth Portfolio      Portfolio   Value Portfolio   Portfolio (d)
                                             -------------------- ----------------- --------------- -------------- ----------------
OPERATIONS
   Net investment income (loss)                            $ (74)           $ (174)         $ (667)         $ (68)          $ (103)
   Net realized gain (loss) on investments                  (253)            5,113            (308)           689            5,112
   Net change in unrealized appreciation
      (depreciation) on investments                         (591)              699         (16,134)           112                -
                                             -------------------- ----------------- --------------- -------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          (918)            5,638         (17,109)           733            5,009
                                             -------------------- ----------------- --------------- -------------- ----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                             -                 -         117,929              -                -
   Value of units redeemed                                     -                 -               -              -                -
   Transfers between portfolios                               20           (10,076)            (22)             -           (5,009)
   Policyholder charges                                        -                (7)              -              -                -
                                             -------------------- ----------------- --------------- -------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                      20           (10,083)        117,907              -           (5,009)
                                             -------------------- ----------------- --------------- -------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS                       (898)           (4,445)        100,798            733                -

NET ASSETS BEGINNING OF PERIOD                             5,667            14,198           8,821          6,347                -
                                             -------------------- ----------------- --------------- -------------- ----------------

NET ASSETS END OF PERIOD                                 $ 4,769           $ 9,753       $ 109,619        $ 7,080              $ -
-------------------------------------------- ==================== ================= =============== ============== ================


                                           Oppenheimer/JNL    PIMCO/JNL         PPM America/         Putnam/JNL       Putnam/JNL
                                               Growth        Total Return     JNL Money Market         Equity        International
                                           Portfolio (c)   Bond Portfolio (b) Market Portfolio (a)    Portfolio     Equity Portfolio
                                           --------------- -----------------  ------------------  ----------------- ----------------
OPERATIONS
   Net investment income (loss)                       $ -             $ 945             $ 2,338             $ (991)          $ (328)
   Net realized gain (loss) on investments            (15)            1,921                   -               (412)             (34)
   Net change in unrealized appreciation
      (depreciation) on investments                     -              (909)                  -            (18,121)          (9,647)
                                           --------------- -----------------  ------------------  ----------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                    (15)            1,957               2,338            (19,524)         (10,009)
                                           --------------- -----------------  ------------------  ----------------- ----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                      -            59,914             914,514             70,000           33,217
   Value of units redeemed                              -            (6,534)            (21,381)                 -                -
   Transfers between portfolios                        15                 -              15,108                 (9)               -
   Policyholder charges                                 -                 -                   -                 (7)              (5)
                                           --------------- -----------------  ------------------  ----------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                               15            53,380             908,241             69,984           33,212
                                           --------------- -----------------  ------------------  ----------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS                   -            55,337             910,579             50,460           23,203

NET ASSETS BEGINNING OF PERIOD                          -                 -                   -             17,801           14,721
                                           --------------- -----------------  ------------------  ----------------- ----------------

NET ASSETS END OF PERIOD                              $ -          $ 55,337           $ 910,579           $ 68,261         $ 37,924
-------------------------------------------=============== =================  ==================  ================= ================

(a)  Commencement of operations February 12, 2001.
(b)  Commencement of operations June 7, 2001.
(c)  Commencement of operations August 15, 2001.
(d)  Commencement of operations December 14, 2001.


                     See notes to the financial statements.

JNLNY SEPARATE ACCOUNT II
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001


                                             Putnam/JNL        Putnam/JNL       S&P/JNL             S&P/JNL           S&P/JNL
                                               Midcap         Value Equity    Conservative        Equity Growth    Moderate Growth
                                          Growth Portfolio     Portfolio    Growth Portfolio II Portfolio II (a)  Portfolio II (b)
                                          -----------------  -------------  ----------------  ------------------  ----------------
OPERATIONS
   Net investment income (loss)                      $ (85)      $ (1,018)          $ 3,535               $ 897           $ 1,607
   Net realized gain (loss) on investments             (21)          (111)           (2,244)              4,408             2,474
   Net change in unrealized appreciation
      (depreciation) on investments                 (1,906)       (12,335)          (89,452)             (8,033)           (8,056)
                                          -----------------  -------------  ----------------  ------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  (2,012)       (13,464)          (88,161)             (2,728)           (3,975)
                                          -----------------  -------------  ----------------  ------------------  ----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                       -        132,867           323,870              75,748            89,205
   Value of units redeemed                               -         (5,000)          (11,516)                  -            (8,598)
   Transfers between portfolios                          -              -           629,006                   -                22
   Policyholder charges                                 (6)           (36)              (30)                  -                 -
                                          -----------------  -------------  ----------------  ------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                (6)       127,831           941,330              75,748            80,629
                                          -----------------  -------------  ----------------  ------------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS               (2,018)       114,367           853,169              73,020            76,654

NET ASSETS BEGINNING OF PERIOD                       7,171         51,702           136,905                   -                 -
                                          -----------------  -------------  ----------------  ------------------  ----------------

NET ASSETS END OF PERIOD                           $ 5,153      $ 166,069         $ 990,074            $ 73,020          $ 76,654
------------------------------------------=================  =============  ================  ==================  ================


                                                Salomon
                                               Brothers/           T. Rowe Price/
                                             JNL Balanced           JNL Mid-Cap
                                               Portfolio          Growth Portfolio
                                          --------------------  ---------------------
OPERATIONS
   Net investment income (loss)                       $ 1,144                 $ (132)
   Net realized gain (loss) on investments                270                     (3)
   Net change in unrealized appreciation
      (depreciation) on investments                    (2,891)                  (143)
                                          --------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                     (1,477)                  (278)
                                          --------------------  ---------------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                    141,072                      -
   Value of units redeemed                             (6,101)                     -
   Transfers between portfolios                           (26)                     -
   Policyholder charges                                     -                      -
                                          --------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                              134,945                      -
                                          --------------------  ---------------------

NET INCREASE (DECREASE) IN NET ASSETS                 133,468                   (278)

NET ASSETS BEGINNING OF PERIOD                              -                  9,385
                                          --------------------  ---------------------

NET ASSETS END OF PERIOD                            $ 133,468                $ 9,107
------------------------------------------====================  =====================

(a)  Commencement of operations March 28, 2001.
(b)  Commencement of operations June 7, 2001.


                     See notes to the financial statements.

JNLNY SEPARATE ACCOUNT II
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Jackson National Life Insurance Company of New York ("Jackson National") established JNLNY Separate Account II (the "Separate Account") on November 10, 1998. The Separate Account commenced operations on September 1, 2000, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson National and the obligations under the contracts are the obligation of Jackson National. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson National may conduct.

The Separate Account receives and invests net premiums for individual flexible premium variable annuity contracts issued by Jackson National. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account currently contains twenty-seven (27) Portfolios, each of which invests in the following series of mutual funds:

-------------------------------------------------------------------------------------
                                JNL SERIES TRUST

AIM/JNL Large Cap Growth Fund             Putnam/JNL International Equity Fund
AIM/JNL Premier Equity II Fund            Putnam/JNL Midcap Growth Fund
AIM/JNL Small Cap Growth Fund             Putnam/JNL Value Equity Fund
Alliance Capital/JNL Growth Fund          S&P/JNL Aggressive Growth Fund II
Janus/JNL Aggressive Growth Fund          S&P/JNL Conservative Growth Fund II
Janus/JNL Growth & Income Fund            S&P/JNL Equity Aggressive Fund II
JPMorgan/JNL International Value Fund     S&P/JNL Equity Growth Fund II
Lazard/JNL Mid Cap Value Fund             S&P/JNL Moderate Growth Fund II
Lazard/JNL Small Cap Value Fund           S&P/JNL Very Aggressive Growth Fund II
Oppenheimer/JNL Global Growth Fund        Salomon Brothers/JNL Balanced Fund
Oppenheimer/JNL Growth Fund               Salomon Brothers/JNL Global Bond Fund
PIMCO/JNL Total Return Bond Fund          Salomon Brothers/JNL High Yield Bond Fund
PPM America/JNL Money Market Fund         T. Rowe Price/JNL Mid-Cap Growth Fund
Putnam/JNL Equity Fund

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson National Life Insurance Company, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

     The Separate Account's investments in the corresponding series of mutual funds ("Funds") are stated at the net asset values of the respective Funds. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Investments in the Funds are recorded on trade date. Realized gain distributions are reinvested in the respective Funds. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income to the Separate Account on the ex-dividend date.

FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the federal income tax return of Jackson National, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax has been provided.

NOTE 3 - POLICY CHARGES

     Charges are deducted from the Separate Account to compensate Jackson National for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

CONTRACT MAINTENANCE CHARGE

     An annual contract maintenance charge of $30 is charged against each contract to reimburse Jackson National for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date. The charge is deducted by redeeming units. For the year ended December 31, 2002, contract maintenance charges were assessed in the amount of $330.

TRANSFER FEE CHARGE

     A transfer fee of $25 will apply to transfers made by contract holders between the portfolios and between the portfolios and the general account in excess of 15 transfers in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required. This fee will be deducted from contract values remaining in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values. For the year ended December 31, 2002, transfer fee charges were assessed in the amount of $225.

INSURANCE CHARGES

     Jackson National deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse Jackson National for administrative expenses related to the Separate Account and the issuance and maintenance of contracts.

     Jackson National deducts a daily charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson National is that the insured may receive benefits greater than those anticipated by Jackson National. The expense risk assumed by Jackson National is that the costs of administering the contracts of the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

PREMIUM TAXES

     Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state. New York does not currently impose a premium tax on annuity payments.

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     For the period ended December 31, 2002, purchases and proceeds from sales of investments are as follows:

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                                                          PROCEEDS
                                          PURCHASES     FROM SALES
AIM/JNL Large Cap Growth                   $      -       $      -
AIM/JNL Premier Equity II                         -              -
AIM/JNL Small Cap Growth                  2,618,686      2,613,844
Alliance Capital/JNL Growth               1,582,477      1,591,954
Janus/JNL Aggressive Growth               6,461,874      6,465,475
Janus/JNL Growth & Income                     9,991         70,514
JPMorgan/JNL International Value              4,065             34
Lazard/JNL Mid Cap Value                         32            103
Lazard/JNL Small Cap Value                1,000,624        987,267
Oppenheimer/JNL Global Growth             5,952,427      5,974,010
Oppenheimer/JNL Growth                            -              -
PIMCO/JNL Total Return Bond                  57,832         48,665
PPM America/JNL Money Market             20,097,907     20,716,477
Putnam/JNL Equity                             4,810         47,232
Putnam/JNL International Equity         $ 1,536,248    $ 1,555,040
Putnam/JNL Midcap Growth                          -             69
Putnam/JNL Value Equity                      28,306         22,625
S&P/JNL Aggressive Growth II                 38,997          4,418
S&P/JNL Conservative Growth II               27,797        124,113
S&P/JNL Equity Aggressive II                      -              -
S&P/JNL Equity Growth II                      5,146          6,669
S&P/JNL Moderate Growth II                   19,970         85,125
S&P/JNL Very Aggressive Growth II                 -              -
Salomon Brothers/JNL Balanced                11,056         44,593
Salomon Brothers/JNL Global Bond                  -              -
Salomon Brothers/JNL High Yield Bond              -              -
T. Rowe Price/JNL Mid-Cap Growth          1,003,482        994,305

--------------------------------------------------------------------------------

JNLNY SEPARATE ACCOUNT II
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - UNIT ACTIVITY

     The following is a reconciliation of unit activity for the years ended December 31, 2002 and 2001:



                                           AIM/JNL                                Janus/JNL       Janus/JNL       JPMorgan/JNL
                                          Small Cap       Alliance Capital/JNL   Aggressive    Growth & Income   International
                                      Growth Portfolio (f)  Growth Portfolio  Growth Portfolio    Portfolio      Value Portfolio (e)
                                      ------------------  ------------------- ----------------- ---------------  ----------------


Units Outstanding at December 31, 2000                -                  607             1,535             897                 -

      Units Issued                                    -                  128           108,126          12,302                 -
      Units Redeemed                                  -                 (128)         (108,127)           (117)                -

Units Outstanding at December 31, 2001                -                  607             1,534          13,082                 -

      Units Issued                              265,204              215,805         1,116,837           1,287               400
      Units Redeemed                           (265,204)            (216,412)       (1,116,741)        (11,722)                -

Units Outstanding at December 31, 2002                -                    -             1,630           2,647               400
--------------------------------------


                                         Lazard/JNL      Lazard/JNL       Oppenheimer/JNL                           PIMCO/JNL
                                          Mid Cap        Small Cap         Global Growth      Oppenheimer/JNL      Total Return
                                      Value Portfolio Value Portfolio (d)  Portfolio (c)     Growth Portfolio (b) Bond Portfolio (a)
                                      ---------------  ----------------  ------------------  -------------------  ---------------


Units Outstanding at December 31, 2000           607                 -                   -                    -               -

      Units Issued                                 -                 -              33,021                  100           5,900
      Units Redeemed                               -                 -             (33,021)                (100)           (636)

Units Outstanding at December 31, 2001           607                 -                   -                    -           5,264

      Units Issued                                 -           106,915             590,559                    -           5,367
      Units Redeemed                               -          (105,783)           (590,458)                   -          (4,460)

Units Outstanding at December 31, 2002           607             1,132                 101                    -           6,171
--------------------------------------

(a)  Commencement of operations June 7, 2001.
(b)  Commencement of operations August 15, 2001.
(c)  Commencement of operations December 14, 2001.
(d)  Commencement of operations April 1, 2002.
(e)  Commencement of operations April 22, 2002.
(f)  Commencement of operations May 8, 2002.

JNLNY SEPARATE ACCOUNT II
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - UNIT ACTIVITY


                                         PPM America/                           Putnam/JNL       Putnam/JNL          Putnam/JNL
                                          JNL Money           Putnam/JNL       International       Midcap           Value Equity
                                      Market Portfolio (a) Equity Portfolio  Equity Portfolio Growth Portfolio        Portfolio
                                      -------------------  ----------------  ---------------- ---------------- --------------------


Units Outstanding at December 31, 2000                 -             1,833             1,437              700                5,012

      Units Issued                               191,149             7,814             3,279                -               12,935
      Units Redeemed                            (101,393)             (133)               (1)              (1)                (500)

Units Outstanding at December 31, 2001            89,756             9,514             4,715              699               17,447

      Units Issued                             1,981,666               735           193,450                -                2,809
      Units Redeemed                          (2,042,516)           (8,135)         (193,451)              (1)              (2,370)

Units Outstanding at December 31, 2002            28,906             2,114             4,714              698               17,886
--------------------------------------



                                         S&P/JNL                                                                   Salomon
                                        Aggressive           S&P/JNL           S&P/JNL          S&P/JNL            Brothers/
                                          Growth          Conservative      Equity Growth    Moderate Growth     JNL Balanced
                                      Portfolio II (d) Growth Portfolio II Portfolio II (b)  Portfolio II (c)     Portfolio
                                      ---------------- ------------------- ---------------- -----------------  ----------------


Units Outstanding at December 31, 2000              -              14,416                -                 -                 -

      Units Issued                                  -             100,765            7,306             9,329            14,020
      Units Redeemed                                -              (1,373)               -              (987)             (730)

Units Outstanding at December 31, 2001              -             113,808            7,306             8,342            13,290

      Units Issued                              4,479               1,373              337             2,169             1,123
      Units Redeemed                             (554)            (14,422)            (630)          (10,511)           (4,433)

Units Outstanding at December 31, 2002          3,925             100,759            7,013                 -             9,980
--------------------------------------

(a)  Commencement of operations February 12, 2001.
(b)  Commencement of operations March 28, 2001.
(c)  Commencement of operations June 7, 2001.
(d)  Commencement of operations January 7, 2002.

JNLNY SEPARATE ACCOUNT II
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - UNIT ACTIVITY

                                        T. Rowe Price/
                                          JNL Mid-Cap
                                       Growth Portfolio
                                      --------------------


Units Outstanding at December 31, 2000                911

      Units Issued                                      -
      Units Redeemed                                    -

Units Outstanding at December 31, 2001                911

      Units Issued                                102,131
      Units Redeemed                             (102,022)

Units Outstanding at December 31, 2002              1,020
--------------------------------------

JNLNY SEPARATE ACCOUNT II
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS

     The  following  is a summary for each of the five years in the period ended
     December 31, 2002 of unit values, total returns and expense ratios for variable annuity contracts in addition to certain other portfolio data.

                                          AIM/JNL                                   Janus/JNL            Janus/JNL
                                         Small Cap        Alliance Capital/JNL      Aggressive        Growth & Income
                                    Growth Portfolio (h)  Growth Portfolio (b)  Growth Portfolio (b)   Portfolio (a)
--------------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                                 $ 7.562554            $ 5.337763          $ 4.400109           $ 6.460729
   Net Assets (in thousands)                         $ -                   $ -                 $ 7                 $ 17
   Units Outstanding (in thousands)                    -                     -                   2                    3
   Total Return *                                -24.37%               -32.06%             -30.80%              -22.90%
   Investment Income Ratio **                      0.00%                 0.00%               0.00%                0.00%
   Ratio of Expenses ***                           1.50%                 1.50%               1.50%                1.50%

Period ended December 31, 2001

   Unit Value                                        n/a            $ 7.856053          $ 6.358816           $ 8.379187
   Net Assets (in thousands)                         n/a                   $ 5                $ 10                $ 110
   Units Outstanding (in thousands)                  n/a                     1                   2                   13
   Total Return *                                    n/a               -15.84%             -31.26%              -14.81%
   Investment Income Ratio **                        n/a                 0.04%               0.92%                0.83%
   Ratio of Expenses ***                             n/a                 1.50%               1.50%                1.50%

Period ended December 31, 2000

   Unit Value                                        n/a            $ 9.335185          $ 9.250158           $ 9.835582
   Net Assets (in thousands)                         n/a                   $ 6                $ 14                  $ 9
   Units Outstanding (in thousands)                  n/a                     1                   2                    1
   Total Return *                                    n/a                -6.65%              -7.50%               -1.64%
   Investment Income Ratio **                        n/a                 0.00%               0.00%                0.00%
   Ratio of Expenses ***                             n/a                 1.50%               1.50%                1.50%




                                       JPMorgan/JNL          Lazard/JNL          Lazard/JNL       Oppenheimer/JNL
                                       International           Mid Cap            Small Cap        Global Growth
                                    Value Portfolio (g)   Value Portfolio (b) Value Portfolio (f)  Portfolio (e)
----------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                                $ 7.208925          $ 9.871414          $ 7.646380          $ 7.846582
   Net Assets (in thousands)                        $ 3                 $ 6                 $ 9                 $ 1
   Units Outstanding (in thousands)                   1                   1                   1                   -
   Total Return *                               -27.91%             -15.36%             -23.54%             -23.43%
   Investment Income Ratio **                     2.00%               0.29%               0.00%               0.00%
   Ratio of Expenses ***                          1.50%               1.50%               1.50%               1.50%

Period ended December 31, 2001

   Unit Value                                       n/a         $ 11.662845                 n/a         $ 10.247263
   Net Assets (in thousands)                        n/a                 $ 7                 n/a                 $ -
   Units Outstanding (in thousands)                 n/a                   1                 n/a                   -
   Total Return *                                   n/a              11.55%                 n/a               2.47%
   Investment Income Ratio **                       n/a               0.47%                 n/a               0.00%
   Ratio of Expenses ***                            n/a               1.50%                 n/a               1.50%

Period ended December 31, 2000

   Unit Value                                       n/a         $ 10.455570                 n/a                 n/a
   Net Assets (in thousands)                        n/a                 $ 6                 n/a                 n/a
   Units Outstanding (in thousands)                 n/a                   1                 n/a                 n/a
   Total Return *                                   n/a               4.56%                 n/a                 n/a
   Investment Income Ratio **                       n/a               0.00%                 n/a                 n/a
   Ratio of Expenses ***                            n/a               1.50%                 n/a                 n/a


                                                                PIMCO/JNL
                                      Oppenheimer/JNL         Total Return
                                    Growth Portfolio (d)   Bond Portfolio (c)
-------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                                 $ 7.380750           $ 11.271762
   Net Assets (in thousands)                         $ -                  $ 70
   Units Outstanding (in thousands)                    -                     6
   Total Return *                                -26.40%                 7.22%
   Investment Income Ratio **                      0.00%                 0.02%
   Ratio of Expenses ***                           1.50%                 1.50%

Period ended December 31, 2001

   Unit Value                                $ 10.028795           $ 10.512262
   Net Assets (in thousands)                         $ -                  $ 55
   Units Outstanding (in thousands)                    -                     5
   Total Return *                                  0.29%                 5.12%
   Investment Income Ratio **                      0.00%                 2.82%
   Ratio of Expenses ***                           1.50%                 1.50%

Period ended December 31, 2000

   Unit Value                                        n/a                   n/a
   Net Assets (in thousands)                         n/a                   n/a
   Units Outstanding (in thousands)                  n/a                   n/a
   Total Return *                                    n/a                   n/a
   Investment Income Ratio **                        n/a                   n/a
   Ratio of Expenses ***                             n/a                   n/a



* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(a)  Commencement of operations November 27, 2000.

(b)  Commencement of operations December 14, 2000.

(c)  Commencement of operations June 7, 2001.

(d)  Commencement of operations August 15, 2001.

(e)  Commencement of operations December 14, 2001.

(f)  Commencement of operations April 1, 2002.

(g)  Commencement of operations April 22, 2002.

(h)  Commencement of operations May 8, 2002.

JNLNY SEPARATE ACCOUNT II
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS


                                       PPM America/                               Putnam/JNL            Putnam/JNL
                                         JNL Money           Putnam/JNL          International            Midcap
                                    Market Portfolio (f)  Equity Portfolio (c)Equity Portfolio (d)  Growth Portfolio (e)
--------------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                               $ 10.100480          $ 5.364911            $ 6.292813            $ 5.131035
   Net Assets (in thousands)                      $ 292                $ 11                  $ 30                   $ 4
   Units Outstanding (in thousands)                  29                   2                     5                     1
   Total Return *                                -0.44%             -25.23%               -21.76%               -30.38%
   Investment Income Ratio **                     1.08%               0.00%                 0.61%                 0.00%
   Ratio of Expenses ***                          1.50%               1.50%                 1.50%                 1.50%

Period ended December 31, 2001

   Unit Value                               $ 10.145076          $ 7.174968            $ 8.043267            $ 7.369599
   Net Assets (in thousands)                      $ 911                $ 68                  $ 38                   $ 5
   Units Outstanding (in thousands)                  90                  10                     5                     1
   Total Return *                                 1.45%             -26.13%               -21.48%               -28.06%
   Investment Income Ratio **                     2.24%               0.00%                 0.69%                 0.00%
   Ratio of Expenses ***                          1.50%               1.50%                 1.50%                 1.50%

Period ended December 31, 2000

   Unit Value                                       n/a          $ 9.713544           $ 10.243384           $ 10.244286
   Net Assets (in thousands)                        n/a                $ 18                  $ 15                   $ 7
   Units Outstanding (in thousands)                 n/a                   2                     1                     1
   Total Return *                                   n/a              -2.86%                 2.43%                 2.44%
   Investment Income Ratio **                       n/a               0.00%                 0.00%                 0.00%
   Ratio of Expenses ***                            n/a               1.50%                 1.50%                 1.50%


                                                                S&P/                 S&P/
                                        Putnam/JNL         JNL Aggressive      JNL Conservative        S&P/JNL
                                       Value Equity            Growth               Growth          Equity Growth
                                       Portfolio (b)      Portfolio II (i)     Portfolio II (a)    Portfolio II (g)
----------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                                $ 7.513889          $ 7.679621           $ 7.478129         $ 7.278034
   Net Assets (in thousands)                      $ 134                $ 30                $ 753               $ 51
   Units Outstanding (in thousands)                  18                   4                  101                  7
   Total Return *                               -21.06%             -23.20%              -14.04%            -27.18%
   Investment Income Ratio **                     1.07%               2.83%                1.91%              0.20%
   Ratio of Expenses ***                          1.50%               1.50%                1.50%              1.50%

Period ended December 31, 2001

   Unit Value                                $ 9.518277                 n/a           $ 8.699543         $ 9.994939
   Net Assets (in thousands)                      $ 166                 n/a                $ 990               $ 73
   Units Outstanding (in thousands)                  17                 n/a                  114                  7
   Total Return *                                -7.72%                 n/a               -8.39%             -0.05%
   Investment Income Ratio **                     0.91%                 n/a                1.91%              2.42%
   Ratio of Expenses ***                          1.50%                 n/a                1.50%              1.50%

Period ended December 31, 2000

   Unit Value                               $ 10.314906                 n/a           $ 9.496748                n/a
   Net Assets (in thousands)                       $ 52                 n/a                $ 137                n/a
   Units Outstanding (in thousands)                   5                 n/a                   14                n/a
   Total Return *                                 3.15%                 n/a               -5.03%                n/a
   Investment Income Ratio **                     0.00%                 n/a                0.00%                n/a
   Ratio of Expenses ***                          1.50%                 n/a                1.50%                n/a


                                                            Salomon
                                         S&P/JNL            Brothers/
                                     Moderate Growth       JNL Balanced
                                    Portfolio II (h)      Portfolio (c)
---------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                              $ 7.647365           $ 9.172871
   Net Assets (in thousands)                      $ -                 $ 92
   Units Outstanding (in thousands)                 -                   10
   Total Return *                             -16.77%               -8.66%
   Investment Income Ratio **                   0.00%                0.00%
   Ratio of Expenses ***                        1.50%                1.50%

Period ended December 31, 2001

   Unit Value                              $ 9.188458          $ 10.042777
   Net Assets (in thousands)                     $ 77                $ 133
   Units Outstanding (in thousands)                 8                   13
   Total Return *                              -8.12%               -2.01%
   Investment Income Ratio **                   3.45%                2.57%
   Ratio of Expenses ***                        1.50%                1.50%

Period ended December 31, 2000

   Unit Value                                     n/a          $ 10.248299
   Net Assets (in thousands)                      n/a                  $ -
   Units Outstanding (in thousands)               n/a                    -
   Total Return *                                 n/a                2.48%
   Investment Income Ratio **                     n/a                0.00%
   Ratio of Expenses ***                          n/a                1.50%


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(a)  Commencement of operations November 3, 2000.

(b)  Commencement of operations November 17, 2000.

(c)  Commencement of operations November 27, 2000.

(d)  Commencement of operations December 14, 2000.

(e)  Commencement of operations December 19, 2000.

(f)  Commencement of operations February 12, 2001.

(g)  Commencement of operations March 28, 2001.

(h)  Commencement of operations June 7, 2001.

(i)  Commencement of operations January 7, 2002.

JNLNY SEPARATE ACCOUNT II
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS



                                       T. Rowe
                                      Price/JNL
                                    Mid-Cap Growth
                                     Portfolio (a)
-----------------------------------------------------
Period ended December 31, 2002

   Unit Value                             $ 7.691858
   Net Assets (in thousands)                     $ 8
   Units Outstanding (in thousands)                1
   Total Return *                            -23.09%
   Investment Income Ratio **                  0.00%
   Ratio of Expenses ***                       1.50%

Period ended December 31, 2001

   Unit Value                            $ 10.001252
   Net Assets (in thousands)                     $ 9
   Units Outstanding (in thousands)                1
   Total Return *                             -2.95%
   Investment Income Ratio **                  0.00%
   Ratio of Expenses ***                       1.50%

Period ended December 31, 2000

   Unit Value                            $ 10.305602
   Net Assets (in thousands)                     $ 9
   Units Outstanding (in thousands)                1
   Total Return *                              3.06%
   Investment Income Ratio **                  0.00%
   Ratio of Expenses ***                       1.50%


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(a)  Commencement of operations December 14, 2000.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors of Jackson National Life Insurance Company of New
    York and Contract Owners of JNLNY Separate Account II:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of JNLNY Separate Account II, at December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the separate account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at December 31, 2002 by correspondence with the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the sub-accounts of JNLNY Separate Account II as of December 31, 2002 and the results of its operations, changes in net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


Chicago, Illinois
February 14, 2003

                         JACKSON NATIONAL LIFE INSURANCE
                               COMPANY OF NEW YORK



                               [GRAPHIC OMITTED]














                              FINANCIAL STATEMENTS


                                DECEMBER 31, 2002

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------




Independent Auditors' Report                                                  1



Balance Sheets                                                                2



Income Statements                                                             3



Statements of Stockholder's Equity and Comprehensive Income                   4



Statements of Cash Flows                                                      5



Notes to Financial Statements                                                 6

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholder of Jackson National Life Insurance Company of New York


We have audited the accompanying balance sheets of Jackson National Life Insurance Company of New York as of December 31, 2002 and 2001, and the related statements of income, stockholder's equity and comprehensive income, and cash flows for each of the years in the three year period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company of New York as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the years in the three year period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP


Detroit, Michgan
January 31, 2003

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


BALANCE SHEETS

-------------------------------------------------------------------------------------------------------------------------------

                                                                                       DECEMBER 31,
ASSETS                                                                          2002                  2001
                                                                         --------------------   ------------------
   Investments:
     Cash and short-term investments                                        $   99,728,648         $ 40,705,483
     Fixed maturities, available for sale, at fair value (amortized
         cost: 2002, $1,147,923,462; 2001, $524,094,302)                     1,203,891,512          532,825,057
     Equities, at market value (cost 2002, $138,950; 2001, $0)                      10,141                 -
                                                                         --------------------   ------------------

         Total investments                                                   1,303,630,301          573,530,540

   Accrued investment income                                                    16,890,300            8,429,288
   Deferred acquisition costs                                                   70,525,246           48,481,027
   Furniture and equipment                                                          39,158              124,709
   Receivable for securities sold                                                       -             3,725,713
   Reinsurance recoverable                                                         834,002              670,714
   Receivable from parent                                                           35,972                 -
   Other assets                                                                     82,420              230,962
   Variable annuity assets                                                     133,034,499          145,756,120
                                                                         --------------------   ------------------

         Total assets                                                       $1,525,071,898         $780,949,073
                                                                         ====================   ==================


LIABILITIES AND STOCKHOLDER'S EQUITY
     LIABILITIES
     Policy reserves and liabilities
          Reserves for future policy benefits                               $    2,219,405         $    851,964
          Deposits on investment contracts                                   1,177,882,863          530,415,507
     Securities lending payable                                                 37,871,675            9,546,098
     Deferred income taxes                                                      12,271,851           10,241,644
     General expenses payable                                                    1,976,957              807,826
     Income taxes payable to Parent                                              1,336,742                 -
     Payable to parent                                                                -                 119,736
     Other liabilities                                                           4,514,680            7,162,244
     Variable annuity liabilities                                              133,034,499          145,756,120
                                                                         --------------------   ------------------

         Total liabilities                                                   1,371,108,672          704,901,139
                                                                         --------------------   ------------------

     STOCKHOLDER'S EQUITY
     Capital stock, $1,000 par value; 2,000 shares
         authorized, issued and outstanding                                      2,000,000            2,000,000
     Additional paid-in capital                                                141,000,000           71,000,000
     Accumulated other comprehensive income                                     15,408,683            2,956,871
     Retained earnings (deficit)                                                (4,445,457)              91,063
                                                                         --------------------   ------------------

         Total stockholder's equity                                            153,963,226           76,047,934
                                                                         --------------------   ------------------


         Total liabilities and stockholder's equity                         $1,525,071,898         $780,949,073
                                                                         ====================   ==================


                See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


INCOME STATEMENTS



                                                                             YEARS ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
                                                                  2002                  2001                 2000
                                                           --------------------   ------------------   ------------------
REVENUES
   Premiums                                                   $     148,001         $    141,888         $     66,831

   Net investment income                                         55,456,981           24,732,424           11,357,097

   Net realized investment losses                               (15,160,945)            (778,921)            (575,659)


   Fee income:
      Mortality charges                                             117,124               75,486               31,699
      Expense charges                                               160,257               59,263               50,777
      Surrender charges                                           1,012,441              808,999              198,773
      Variable annuity fees                                       2,070,674            1,988,930            1,770,851
                                                           --------------------   ------------------   ------------------
      Total fee income                                            3,360,496            2,932,678            2,052,100

   Other income                                                     105,857              140,966              221,170
                                                           --------------------   ------------------   ------------------

      Total revenues                                             43,910,390           27,169,035           13,121,539
                                                           --------------------   ------------------   ------------------

BENEFITS AND EXPENSES
   Death benefits                                                    75,000                 -                  50,000
   Interest credited on deposit liabilities                      46,903,828           20,818,446           10,260,176
   Increase (decrease) in reserves, net of
        reinsurance recoverables                                  1,200,707              217,444              (41,974)
   Other policyholder benefits                                    4,691,175            2,738,415                6,299
   Commissions                                                   41,271,966           24,879,503           15,538,783
   General and administrative expenses                            5,091,694            2,970,563            2,274,318
   Taxes, licenses and fees                                       1,651,412              612,519              622,677
   Deferral of policy acquisition costs                         (52,206,939)         (29,494,785)         (17,134,000)
   Amortization of acquisition costs:
     Attributable to operations                                   6,380,867            1,533,929            3,035,698
     Attributable to net realized investment losses              (4,170,000)            (148,000)            (172,698)
                                                           --------------------   ------------------   ------------------

     Total benefits and expenses                                 50,889,710           24,128,034           14,439,279
                                                           --------------------   ------------------   ------------------

     Pretax income (loss)                                        (6,979,320)           3,041,001           (1,317,740)


   Income tax expense (benefit)                                  (2,442,800)           1,064,500             (461,200)
                                                           --------------------   ------------------   ------------------


      NET INCOME (LOSS)                                       $  (4,536,520)        $  1,976,501         $   (856,540)
                                                           ====================   ==================   ==================


                See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME

------------------------------------------------------------------------------------------------------------------------------------

                                                                              YEARS ENDED DECEMBER 31,
                                                                   2002                 2001                2000
                                                              -----------------   ------------------  -------------------

CAPITAL  STOCK
Beginning and end of year                                       $  2,000,000         $  2,000,000         $  2,000,000
                                                              -----------------   ------------------  -------------------

ADDITIONAL PAID-IN CAPITAL
Beginning of year                                                 71,000,000           31,000,000           16,000,000
   Capital contribution                                           70,000,000           40,000,000           15,000,000
                                                              -----------------   ------------------  -------------------
End of year                                                      141,000,000           71,000,000           31,000,000
                                                              -----------------   ------------------  -------------------


ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of year                                                  2,956,871            1,520,927             (436,762)
   Net unrealized gain on investments, net of tax
     of $6,704,822 in 2002; $773,229 in 2001 and
     $1,054,185 in 2000                                           12,451,812            1,435,944            1,957,689
                                                              -----------------   ------------------  -------------------
End of year                                                       15,408,683            2,956,871            1,520,927
                                                              -----------------   ------------------  -------------------

RETAINED EARNINGS (DEFICIT)
Beginning of year                                                     91,063           (1,885,438)          (1,028,898)

   Net income (loss)                                              (4,536,520)           1,976,501             (856,540)

End of year                                                   -----------------   ------------------  -------------------
                                                                  (4,445,457)              91,063           (1,885,438)
                                                              -----------------   ------------------  -------------------

TOTAL STOCKHOLDER'S EQUITY                                      $153,963,226         $ 76,047,934         $ 32,635,489
                                                              =================   ==================  ===================




                                                                               YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                   2002                 2001                2000
                                                              -----------------   ------------------  -------------------
COMPREHENSIVE INCOME
Net income (loss)                                               $ (4,536,520)        $  1,976,501        $    (856,540)

   Net unrealized holding gains arising during the
     period, net of tax of $5,128,341 in 2002;
     $797,161 in 2001 and $993,512 in 2000                         9,524,062            1,480,389            1,845,010
   Reclassification adjustment for gains (losses) included
      in net income, net of tax of $1,576,481 in 2002,
      $(23,932) in 2001, and $60,673 in 2000                       2,927,750              (44,445)             112,679
                                                              -----------------   ------------------  -------------------

COMPREHENSIVE INCOME                                            $  7,915,292         $  3,412,445            1,101,149
                                                              =================   ==================  ===================



                See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS

STATEMENTS OF CASH FLOWS

------------------------------------------------------------------------------------------------------------------------------------

                                                                              Years Ended December 31,
                                                                  2002                  2001                  2000
                                                            -------------------   -------------------   -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                       $   (4,536,520)      $   1,976,501            $    (856,540)

      Adjustments to reconcile net income (loss) to
        net cash used in operating activities:
             Net realized investment losses                       15,160,945             778,921                  575,659
             Interest credited on deposit liabilities             46,903,828          20,818,446               10,260,176
             Amortization of premium (discount) on
               investments                                            66,646            (567,570)                (355,203)

             Deferred income taxes                                (5,036,440)          6,378,900                2,774,800

             Other charges                                         2,890,205             604,428                 (281,249)

             Change in:
               Accrued investment income                          (8,461,012)         (4,829,952)              (2,450,273)

               Deferred acquisition costs                        (49,996,072)        (28,108,856)             (14,271,000)

               Income taxes payable to Parent                      1,336,742               -                         -
               Other assets and liabilities, net                     433,554           2,204,811                 (694,953)
                                                            -------------------   -------------------   -------------------
      NET CASH USED IN OPERATING ACTIVITIES                       (1,238,124)           (744,371)              (5,298,583)
                                                            -------------------   -------------------   -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Sales and maturities of:
             Fixed maturities available for sale                  45,738,819          20,657,499               24,203,072

      Purchases of:
             Fixed maturities available for sale                (681,208,969)       (354,709,195)            (145,874,948)
      Other investing activities                                  28,325,740          (7,453,902)              17,000,000
                                                            -------------------   -------------------   -------------------
      NET CASH USED IN INVESTING ACTIVITIES                     (607,144,410)        341,505,598)            (104,671,876)
                                                            -------------------   -------------------   -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Policyholder's account balances:
             Deposits                                            663,807,000         377,132,000              210,793,000
             Withdrawals                                         (49,298,436)        (27,799,260)             (10,970,879)

             Net transfers to separate accounts                  (17,102,865)        (34,013,388)             (91,859,436)

      Capital contribution from Parent                            70,000,000          40,000,000               15,000,000
                                                            -------------------   -------------------   -------------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                   667,405,699         355,319,352              122,962,685
                                                            -------------------   -------------------   -------------------
     NET INCREASE IN CASH AND SHORT-TERM
       INVESTMENTS                                                59,023,165          13,069,383               12,992,226

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                40,705,483          27,636,100               14,643,874
                                                            -------------------   -------------------   -------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                  $   99,728,648      $   40,705,483         $     27,636,100
                                                            ===================   ===================   ===================


                See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS

     Jackson National Life Insurance Company of New York, (the "Company" or "JNL/NY") is wholly owned by Jackson National Life Insurance Company ("JNL" or the "Parent"), a wholly owned subsidiary of Brooke Life Insurance Company ("Brooke Life") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. JNL/NY is licensed to sell group and individual annuity products, including immediate and deferred fixed annuities, guaranteed investment contracts, variable annuities, and individual life insurance products in the states of New York, Delaware and Michigan.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior year amounts have been reclassified to conform with the current year presentation.

     The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

     COMPREHENSIVE INCOME
     Comprehensive income includes all changes in stockholder's equity (except those arising from transactions with owners/shareholders) and, in the Company's case, includes net income and net unrealized gains and losses on securities.

     INVESTMENTS
     Cash and short-term investments, which primarily include commercial paper and money market instruments, are carried at amortized cost. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities consist primarily of bonds, mortgage-backed securities and structured securities. All fixed maturities are considered available for sale and are carried at fair value. Fixed maturities are reduced to estimated net realizable value, or in the case of other than high credit quality beneficial interests in securitized financial assets, fair value, for declines in fair value considered to be other than temporary. In determining whether an other than temporary impairment has occurred, the Company considers a security's forecasted cash flows as well as the severity and duration of depressed fair values.

     Equity securities are carried at fair value. Equity securities are reduced to estimated net realizable value for declines in fair value considered to be other than temporary.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined using the specific cost identification method. Acquisition premiums and discounts on investments are amortized to investment income using call or maturity dates. The changes in unrealized gains and losses on investments classified as available for sale, net of tax and the effect of the deferred acquisition costs adjustment, are excluded from net income and included as a component of comprehensive income and stockholder's equity.

     DEFERRED ACQUISITION COSTS
     Certain costs of acquiring new business, principally commissions, bonus interest on certain products and certain costs associated with policy issue and underwriting, which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturity securities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturity securities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred acquisition costs have been decreased by $32.1 million and $4.2 million at December 31, 2002 and 2001, respectively, to reflect this change.

     Poor equity market performance has lowered future expected profits on the variable annuity line through lower fee income and an increased provision for future guaranteed minimum death benefit claims. As a result, the deferred acquisition cost asset associated with the variable annuities has become impaired. During 2002, the asset has been reduced through increased amortization of approximately $1.0 million to reflect the impairment. Further impairments or accelerated amortization of this deferred acquisition cost asset are likely to result if future equity market returns are below assumed levels.

     FEDERAL INCOME TAXES
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities. The Company files a consolidated federal income tax return with Jackson National Life Insurance Company and Brooke Life. The Company has entered into a written tax sharing agreement which is generally based on separate return calculations. Intercompany balances are settled on a quarterly basis.

     POLICY RESERVES AND LIABILITIES
     RESERVES FOR FUTURE POLICY BENEFITS:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 30% to 135% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 6.0% to 8.0%. Lapse and expense assumptions are based on the Parent's experience.

     DEPOSITS ON INVESTMENT CONTRACTS:
     For the Company's interest-sensitive life contracts, reserves approximate the policyholder's account value. For deferred annuities and the fixed option on variable annuity contracts, the reserve is the policyholder's account value.

     VARIABLE ANNUITY ASSETS AND LIABILITIES
     The assets and liabilities resulting from individual variable annuity contracts, which aggregated $133.0 million and $145.8 million at December 31, 2002 and 2001, respectively, are segregated in separate accounts. The Company receives fees for assuming mortality and expense risks and other administrative fees related to the issuance and maintenance of the contracts. Such fees are recorded as earned and included in fee income in the income statement.

     REVENUE AND EXPENSE RECOGNITION
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally universal life contracts and deferred annuities, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to the policyholder deposit. Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs. Non-acquisition expenses are recognized as incurred.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Investment income is not accrued on securities in default and otherwise where the collection is uncertain. Subsequent receipts of interest on such securities are generally used to reduce the cost basis of the securities.

 3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Disclosure is required for fair value information about financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, cannot be realized in immediate settlement of the instrument.

     The following summarizes the basis used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS:
     Carrying value is considered to be a reasonable estimate of fair value.

     FIXED MATURITIES:
     Fair values are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     EQUITY SECURITIES:
     Fair values for common stock are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     VARIABLE ANNUITY ASSETS:
     Variable annuity assets are carried at the market value of the underlying securities.

     ANNUITY RESERVES:
     Fair value for immediate annuities, without mortality features, is derived by discounting the estimated cash flows using current interest rates with similar maturities. Fair value for deferred annuities is based on surrender value. The carrying value and fair value of such annuities approximated $1,134.1 million and $1,105.8 million, respectively, at December 31, 2002; and $525.9 million and $499.8 million, respectively, at December 31, 2001.

     VARIABLE ANNUITY LIABILITIES:
     Fair value of contracts in the accumulation phase is based on surrender value. Fair value of contracts in the payout phase is based on the present value of future cash flows at assumed interest rates. The fair value approximated $121.5 million and $138.5 million at December 31, 2002 and 2001, respectively.

 4.  INVESTMENTS

     Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds. Mortgage-backed securities include asset-backed and other structured securities. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts and life insurance products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

 4.  INVESTMENTS (CONTINUED)

     FIXED MATURITIES
     The following table sets forth fixed maturity investments at December 31, 2002, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance Commissioners ("NAIC"), or if not rated by such organizations, the Company's investment advisor. At December 31, 2002, investments rated by the Company's investment advisor totaled $22.0 million. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC Class 1 investments are included in the A rating; Class 2 in BBB, Class 3 in BB and Classes 4 through 6 in B and below.

                  INVESTMENT RATING                   PERCENT OF TOTAL
                  -----------------               -------------------------
                  AAA                                       5.8%
                  AA                                        4.2
                  A                                        35.0
                  BBB                                      51.5
                                                  -------------------------
                      Investment grade                     96.5
                                                  -------------------------
                  BB                                        3.0
                  B and below                               0.5
                                                  -------------------------
                      Below investment grade                3.5
                                                  -------------------------
                      Total fixed maturities              100.0%
                                                  -------------------------

     The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $4.1 million and $2.4 million, respectively, at December 31, 2002. The amortized cost and carrying value of the single fixed maturity security that was non-income producing for the 12 months preceding December 31, 2002 was $15,000. The Company had no investments in fixed maturities that were non-income producing for the 12 months preceding December 31, 2001.

     The amortized cost, gross unrealized gains and losses and estimated fair value of fixed maturities are as follows:


                                                                     GROSS             GROSS            ESTIMATED
                                                AMORTIZED         UNREALIZED         UNREALIZED           FAIR
        DECEMBER 31, 2002                         COST               GAINS             LOSSES             VALUE
        --------------------------------    ------------------ ------------------ ----------------- ------------------
           U.S. Treasury securities           $      515,227      $      33,053     $        -       $       548,280
           Public utilities                       79,776,241          4,969,022         3,128,061         81,617,202
           Corporate securities                  887,745,509         57,150,497         6,769,491        938,126,515
           Mortgage-backed securities            179,886,485          4,408,464           695,434        183,599,515
                                            ------------------ ------------------ ----------------- ------------------
               Total                          $1,147,923,462      $  66,561,036     $  10,592,986    $ 1,203,891,512
                                            ================== ================== ================= ==================

                                                                     GROSS             GROSS            ESTIMATED
                                               AMORTIZED          UNREALIZED         UNREALIZED           FAIR
        DECEMBER 31, 2001                         COST               GAINS             LOSSES             VALUE
        --------------------------------   ------------------- ------------------ ----------------- ------------------
           U.S. Treasury securities           $    1,033,262      $       -         $      36,392    $       996,870
           Public utilities                       25,975,030            405,183           467,809         25,912,404
           Corporate securities                  441,464,091         13,041,015         4,301,354        450,203,752
           Mortgage-backed securities             55,621,919            720,442           630,330         55,712,031
                                           ------------------- ------------------ ----------------- ------------------
               Total                          $  524,094,302      $  14,166,640     $   5,435,885    $   532,825,057
                                           =================== ================== ================= ==================

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

                                                                   AMORTIZED         ESTIMATED
                                                                     COST            FAIR VALUE
                                                               ------------------ -----------------
     Due in 1 year or less                                      $    23,941,897   $    24,392,694
     Due after 1 year through 5 years                               281,370,567       291,638,725
     Due after 5 years through 10 years                             618,865,161       658,834,420
     Due after 10 years through 20 years                             39,747,382        40,964,360
     Due after 20 years                                               4,111,970         4,461,798
     Mortgage-backed securities                                     179,886,485       183,599,515
                                                               ------------------ -----------------
        Total                                                   $ 1,147,923,462   $ 1,203,891,512
                                                               ================== =================

     Acquisition discounts and premiums on mortgage-backed securities are amortized over the estimated redemption period using the effective interest method. Effective yields, which are used to calculate amortization, are adjusted periodically to reflect actual payments to date and anticipated future payments. Resulting adjustments to amortized cost are included in investment income.

     Fixed maturities with a carrying value of $548,280 and $797,496 were on deposit with the State of New York at December 31, 2002 and 2001, respectively, as required by state insurance law.

     Gross unrealized losses pertaining to equity securities totaled $128,809 at December 31, 2002.

     SECURITIES LENDING
     The Company has entered into a securities lending agreement with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2002 and 2001, the estimated fair value of loaned securities was $36.8 million and $9.4 million, respectively. The agreement requires a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis. Cash collateral received in the amount of $37.9 million and $9.5 million at December 31, 2002 and 2001, respectively, was invested by the agent bank and included in short-term investments of the Company. A securities lending payable is included in liabilities for cash collateral received.

5.   INVESTMENT INCOME AND REALIZED GAINS AND LOSSES

     All investment income for 2002, 2001 and 2000 is related to earnings on short-term investments and fixed maturity securities. Investment expenses totaled $322,886, $130,988 and $58,391 in 2002, 2001 and 2000,
     respectively.

     Net realized investment losses are as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                   2002                  2001                 2000
                                                             ------------------     ----------------     ----------------
    Sales of fixed maturities:
         Gross gains                                           $    295,545           $  423,480            $  23,880

         Gross losses                                            (3,089,649)            (702,532)            (599,539)
    Impairment losses                                           (12,366,841)            (499,869)                 -
                                                             ------------------     ----------------     ----------------
    Total                                                      $ (15,160,945)         $ (778,921)         $  (575,659)
                                                             ==================     ================     ================

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

6.   REINSURANCE

     The Company cedes reinsurance to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $200,000. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     The effect of reinsurance on premiums is as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                   2002                  2001                 2000
                                                             ------------------     ----------------     ----------------
    Direct premiums                                               $    552,874          $   557,812          $   467,229
    Ceded premiums                                                     404,873              415,924              400,398
                                                             ------------------     ----------------     ----------------
          Net premiums                                            $    148,001          $   141,888          $    66,831
                                                             ==================     ================     ================

     Components of the reinsurance recoverable asset are as follows:

                                                                          DECEMBER 31,
                                                                   2002                  2001
                                                             ------------------     ----------------
     Ceded reserves                                               $    825,309          $   664,368
     Ceded - other                                                       8,693                6,346
                                                             ------------------     ----------------
            Total                                                 $    834,002          $   670,714
                                                             ==================     ================

7.   FEDERAL INCOME TAXES

     The components of the provision for federal income taxes are as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                   2002                  2001                 2000
                                                             ------------------     ----------------     ----------------

     Current tax expense (benefit)                             $   2,593,640         $ (5,314,400)        $  (3,236,000)
     Deferred tax expense (benefit)                               (5,036,440)           6,378,900             2,774,800
                                                             ------------------     ----------------     ----------------

     Provision for income taxes                                $  (2,442,800)        $  1,064,500         $    (461,200)
                                                             ==================     ================     ================

     The provisions for 2002, 2001 and 2000 differ from the amounts determined by multiplying pretax income (loss) by the statutory federal income tax rate of 35% by the effect of rounding.

     Federal income taxes of $650,245,  $(5,326,328) and $(1,718,428)  were paid to (recovered from) JNL in 2002, 2001 and 2000, respectively.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

7.   FEDERAL INCOME TAXES (CONTINUED)

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities were as follows:

                                                                                           DECEMBER 31,
                                                                                    2002                  2001
                                                                             -------------------    ------------------
         GROSS DEFERRED TAX ASSET
         Policy reserves and other insurance items                             $    22,133,054      $     7,428,796
         Other, net                                                                    485,402               57,149
                                                                             -------------------    ------------------
         Total gross deferred tax asset                                             22,618,456            7,485,945
                                                                             -------------------    ------------------

         GROSS DEFERRED TAX LIABILITY
         Deferred acquisition costs                                                (19,740,786)         (14,278,034)
         Net unrealized gains on available for sale securities                     (15,134,061)          (3,055,764)
         Other, net                                                                    (15,460)            (393,791)
                                                                             -------------------    ------------------
         Total gross deferred tax liability                                        (34,890,307)         (17,727,589)
                                                                             -------------------    ------------------

         NET DEFERRED TAX LIABILITY                                            $   (12,271,851)     $   (10,241,644)
                                                                             ===================    ==================

     Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax asset.

8.   CONTINGENCIES

     The  Company  is not  involved  in  litigation  that  would have a material
     adverse  affect  on  the  Company's   financial  condition  or  results  of
     operations.

9.   STOCKHOLDER'S EQUITY

     The declaration of dividends which can be paid by the Company is regulated by New York Insurance law. The Company must file a notice of its intention to declare a dividend and the amount thereof with the superintendent at least thirty days in advance of any proposed dividend declaration. No dividends were paid to JNL in 2002, 2001 or 2000. The Company received capital contributions of $70.0 million, $40.0 million and $15.0 million in 2002, 2001 and 2000, respectively.

     Statutory capital and surplus of the Company was $95,968,986 and $45,610,553 at December 31, 2002 and 2001, respectively. Statutory net loss of the Company was $18,195,906, $13,640,090, and $5,995,915 in 2002, 2001
     and 2000, respectively.

     For life insurance companies, regulatory risk-based capital rules require a specified level of capital depending on the types and quality of
     investments   held,  the  types  of  business  written  and  the  types  of liabilities maintained. Depending on the ratio of an insurer's adjusted surplus to its risk-based capital, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. JNL/NY has risk-based capital ratios for 2002 and 2001 that are significantly above the regulatory action levels.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

     Effective January 1, 2001, the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, Codification of Statutory Accounting Principles became the primary guidance on statutory accounting. The implementation of the revised guidance on January 1, 2001 resulted in an immaterial impact on capital and surplus.

     Effective December 31, 2002, the Insurance Department of the State of New York adopted accounting guidance permitting the reporting of certain deferred tax assets. The implementation of the revised guidance on December 31, 2002 resulted in an increase to statutory capital and surplus of $2,458,000.

10.  LEASE OBLIGATION

     The Company is party to a cancelable operating lease agreement under which it occupies office space. Rent expense totaled $20,800, $101,951, and $109,610 in 2002, 2001 and 2000, respectively. During 2001, the Company terminated its operating lease agreement and entered into a new lease agreement with the same landlord for less office space. The future lease obligations at December 31, 2002 relating to this lease are immaterial.

11.  OTHER RELATED PARTY TRANSACTIONS

     The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment advisor and ultimately a wholly owned subsidiary of Prudential. The Company paid $317,854, $128,988 and $56,558 to PPM for investment advisory services during 2002, 2001 and 2000, respectively.

     The Company has a service  agreement with its parent,  JNL, under which JNL
     provides  certain   administrative   services.   Administrative  fees  were
     $3,511,630, $1,126,699, and $801,145 in 2002, 2001 and 2000, respectively.